UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
      Date of Report (Date of earliest event reported): January 25, 2003

                             IMMECOR CORPORATION
        (Exact name of small business issuer as specified in its charter)

                                   CALIFORNIA
         --------------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)

          333-06966                              68-0324628
          ------------                  ----------------------------------
       Commission file number          (I.R.S. Employer Identification No.)

                    3636 North Laughlin Road, Building 150
                          Santa Rosa, CA 95403-1027
                   (Address of principal executive offices)
                               (707) 636-2550
             (Registrant's telephone number, including area code)

ITEM 4. RELEASE OF REGISTRANT'S CERTIFYING ACCOUNTANT

a. RELEASE OF INDEPENDENT ACCOUNTANTS. On January 25, 2003, the Registrant's Board of Directors voted and approved 1) to dismiss PricewaterhouseCoopers LLP(PWC) as the Registrants independent accountants, and 2) to solicit local accounting firms to perform independent auditing services. PwC audited our financial statements for the year ended December 31, 2001 and for the six months ended June 30, 2002. Prior to 2001, our financial statements were audited by other independent accountants. The reports of PwC on the consolidated financial statements of the Registrant for the year ended December 31, 2001, and for the six months ended June 30, 2002 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with their audits for the periods referred to above, and through January 15, 2003 there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of PwC , would have caused PwC to make reference to the subject matter on the disagreement in connection with their reports on the financial statements for such periods. During the periods referred to above and through January 15, 2003, there were no reportable events (as defined in Item 304(a)(1)(iv)(B) of Regulation S-B).




   The Registrant has requested PwC to furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made by the Registrant above, and if not, to state the respects in which they do not agree. The Registrant shall provide a copy of this Form 8-K no later than three (3)days before this Form 8-K is filed with the Securities and Exchange Commission. The Registrant will request PwC to provide the letter as promptly as possible so that the Registrant can file the letter with the SEC together with the filing of this Form 8-K, see
   Exhibit 1.

   SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized,


                                          Immecor Corporation


  Date:   January 25, 2003                By: ________________________

                                          By:/s/: Heinot Hintereder
                                          Title:  President & CEO


                                          By: ________________________

                                          By:/s/: Wil L. Lindgren
                                          Title:  CFO




PricewaterhouseCoopers LLP
333 Market Street
San Francisco CA 94105

January 28, 2003

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Commissioners:

We have read the statements made by Immecor Corporation (copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report dated January 25, 2003. We agree with the statements concerning our Firm in such Form 8-K.

Very truly yours,
By:/s/: PricewaterhouseCoopers LLP